QUAKER® INVESTMENT TRUST

Supplement dated August 23, 2010
To the Prospectus Dated May 7, 2010 for the
QUAKER EVENT ARBITRAGE FUND

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.

Effective August 23, 2010, the following language has been added to the Principal Investment Strategies section on page 2 of the prospectus.

•	Short Sales. The Fund may invest up to 50% of its net assets in short sales at any given time.

Effective August 23, 2010, the following language has been added to the Principal Investment Risks section on page 3 of the prospectus.

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Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used.

Effective August 23, 2010, the following language has been added to the Investment Objectives, Strategies, Risks and Portfolio Holdings section under the heading “Principal Investment Strategies” on page 5 of the prospectus.

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Short Sales.  The Fund may employ short selling, primarily in its merger arbitrage and capital structure arbitrage strategies.  The Fund may engage in two types of short sales.  Securities may be sold “against the box” or outright.  A short sale “against the box” means that securities the Fund already owns are sold, but not delivered.  Instead, these securities are segregated and pledged against the short position.  When the short sale is closed out, the securities owned are released.  Outright short selling involves the sale of securities not presently owned by the Fund.  The Fund will limit its short sales so that no more than 50% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.

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If the Fund does not purchase the security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer).  At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender.  Any gain or loss on the transaction is taxable as a short-term capital gain or loss.  In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s Custodian of cash or high grade liquid assets equal to: (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or Custodian.

Effective August 23, 2010, the following language has been deleted from the Investment Objectives, Strategies, Risks and Portfolio Holdings section under the heading “More Information about Investment Risks” on page 6 of the prospectus.

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Short Selling Risk.  The Fund engages in short selling, which involves special risks and requires special investment expertise.  When the Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price.  If the price of the security increases instead, the Fund loses money.  Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

QKPSARB 082010